(K)(8)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

VOYA ASIA PACIFIC HIGH	VOYA FUNDS TRUST
DIVIDEND EQUITY INCOME FUND	Voya Floating Rate Fund
Voya GNMA Income Fund
VOYA BALANCED PORTFOLIO, INC.	Voya Government Money Market Fund
Voya Balanced Portfolio	Voya High Yield Bond Fund
Voya Intermediate Bond Fund
VOYA CREDIT INCOME FUND	Voya Short Duration High Income Fund
Voya Short Term Bond Fund
VOYA CORPORATE LEADERS®	Voya Strategic Income Opportunities Fund
TRUST FUND	Voya VACS Series HYB Fund
Voya Corporate Leaders® Trust Fund
Series B	VOYA GLOBAL ADVANTAGE AND
PREMIUM OPPORTUNITY FUND
VOYA EMERGING MARKETS HIGH
DIVIDEND EQUITY FUND	VOYA GLOBAL EQUITY DIVIDEND
AND PREMIUM OPPORTUNITY
VOYA ENHANCED SECURITIZED	FUND
INCOME FUND
VOYA GOVERNMENT MONEY
VOYA EQUITY TRUST	MARKET PORTFOLIO
Voya Corporate Leaders® 100 Fund
Voya Global Multi-Asset Fund	VOYA INFRASTRUCTURE,
Voya Large-Cap Growth Fund	INDUSTRIALS AND MATERIALS
Voya Large Cap Value Fund	FUND
Voya Mid Cap Research Enhanced Index
Fund	VOYA INTERMEDIATE BOND
Voya MidCap Opportunities Fund	PORTFOLIO
Voya Multi-Manager Mid Cap Value Fund
Voya Small Cap Growth Fund	VOYA INVESTORS TRUST
Voya Small Company Fund	Voya Balanced Income Portfolio
Voya U.S. High Dividend Low Volatility	Voya Global Perspectives® Portfolio
Fund	Voya Government Liquid Assets Portfolio1
Voya VACS Series MCV Fund	Voya High Yield Portfolio1
Voya Large Cap Growth Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a "bundled fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(8)(a)
VOYA INVESTORS TRUST (cont.)	Voya Multi-Manager-International Factors
Voya Large Cap Value Portfolio	Fund
Voya Limited Maturity Bond Portfolio1	Voya Multi-Manager International Small
Voya Retirement Conservative Portfolio	Cap Fund
Voya Retirement Growth Portfolio	Voya VACS Series EME Fund
Voya Retirement Moderate Growth
Portfolio	VOYA PARTNERS, INC.
Voya Retirement Moderate Portfolio	Voya Global Bond Portfolio
Voya U.S. Stock Index Portfolio1	Voya Global Insights Portfolio
Voya VACS Index Series S Portfolio	Voya Index Solution 2025 Portfolio
VY® BlackRock Inflation Protected Bond	Voya Index Solution 2030 Portfolio
Portfolio	Voya Index Solution 2035 Portfolio
VY® CBRE Global Real Estate Portfolio	Voya Index Solution 2035 Portfolio
VY® CBRE Real Estate Portfolio	Voya Index Solution 2040 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Index Solution 2045 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Index Solution 2050 Portfolio
Portfolio1	Voya Index Solution 2055 Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2060 Portfolio
Portfolio1	Voya Index Solution 2065 Portfolio
VY® Morgan Stanley Global Franchise	Voya Index Solution Income Portfolio
Portfolio1	Voya International High Dividend Low
VY® T. Rowe Price Capital Appreciation	Volatility Portfolio
Portfolio1	Voya Solution 2025 Portfolio
VY® T. Rowe Price Equity Income	Voya Solution 2030 Portfolio
Portfolio1	Voya Solution 2035 Portfolio
Voya Solution 2040 Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2045 Portfolio
Voya Global Bond Fund	Voya Solution 2050 Portfolio
Voya Global Diversified Payment Fund	Voya Solution 2055 Portfolio
Voya Global High Dividend Low Volatility	Voya Solution 2060 Portfolio
Fund	Voya Solution 2065 Portfolio
Voya Global Perspectives® Fund	Voya Solution Aggressive Portfolio
Voya International High Dividend Low	Voya Solution Balanced Portfolio
Volatility Fund	Voya Solution Conservative Portfolio
Voya Multi-Manager Emerging Markets	Voya Solution Income Portfolio
Equity Fund	Voya Solution Moderately Aggressive
Voya Multi-Manager International Equity	Portfolio
Fund	Voya Solution Moderately Conservative
Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a "bundled fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(8)(a)
VOYA PARTNERS, INC. (cont.)	VOYA VARIABLE FUNDS
VY® American Century Small-Mid Cap	Voya Growth and Income Portfolio
Value Portfolio
VY® Baron Growth Portfolio	VOYA VARIABLE INSURANCE
VY® Columbia Contrarian Core Portfolio	TRUST
VY® Columbia Small Cap Value II Portfolio	VY® BrandywineGLOBAL – Bond
VY® Invesco Comstock Portfolio	Portfolio
VY® Invesco Equity and Income Portfolio
VY® JPMorgan Mid Cap Value Portfolio	VOYA VARIABLE PORTFOLIOS, INC.
VY® T. Rowe Price Diversified Mid Cap	Voya Emerging Markets Index Portfolio
Growth Portfolio	Voya Global High Dividend Low Volatility
VY® T. Rowe Price Growth Equity Portfolio	Portfolio
Voya Index Plus LargeCap Portfolio
VOYA SEPARATE PORTFOLIOS	Voya Index Plus MidCap Portfolio
TRUST	Voya Index Plus SmallCap Portfolio
Voya Investment Grade Credit Fund	Voya International Index Portfolio
Voya Securitized Credit Fund	Voya Russell™ Large Cap Growth Index
Voya Target In-Retirement Fund2	Portfolio
Voya Target Retirement 2025 Fund2	Voya Russell™ Large Cap Index Portfolio
Voya Target Retirement 2030 Fund2	Voya Russell™ Large Cap Value Index
Voya Target Retirement 2035 Fund2	Portfolio
Voya Target Retirement 2040 Fund2	Voya Russell™ Mid Cap Growth Index
Voya Target Retirement 2045 Fund2	Portfolio
Voya Target Retirement 2050 Fund2	Voya Russell™ Mid Cap Index Portfolio
Voya Target Retirement 2055 Fund2	Voya Russell™ Small Cap Index Portfolio
Voya Target Retirement 2060 Fund2	Voya Small Company Portfolio
Voya Target Retirement 2065 Fund2	Voya U.S. Bond Index Portfolio
Voya VACS Series EMCD Fund	Voya VACS Index Series EM Portfolio
Voya VACS Series EMHCD Fund	Voya VACS Index Series I Portfolio
Voya VACS Series SC Fund	Voya VACS Index Series MC Portfolio
Voya VACS Index Series SC Portfolio
VOYA STRATEGIC ALLOCATION
PORTFOLIOS, INC.	VOYA VARIABLE PRODUCTS TRUST
Voya Strategic Allocation Conservative	Voya MidCap Opportunities Portfolio
Portfolio	Voya SmallCap Opportunities Portfolio
Voya Strategic Allocation Growth Portfolio
Voya Strategic Allocation Moderate
Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a "unified fee" arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a "bundled fee" arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3